SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 30, 1998

                           THE NATIONAL REGISTRY INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-20270                95-4346070
----------------------------     -----------------------      -------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

             2502 ROCKY POINT DRIVE, SUITE 100, TAMPA, FLORIDA 33607
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (813) 636-0099

                                    No Change
        (Former name or former address, if changed since last report.)


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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

               Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

               Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

               Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not applicable.

ITEM 5.  OTHER EVENTS

               On December 2, 1998, The National Registry Inc. (the "Company") received notification from the Nasdaq Stock Market, Inc. ("Nasdaq") that the Company was not in compliance with Marketplace Rule 4310 (c)
          (2) ("Rule (c) (2)") that requires the Company to maintain (i) net tangible assets of $2 million; (ii) market capitalization of $35 million; or (iii) net income of $500,000 in the most recently completed fiscal year or in two of the three most recently completed fiscal years. Nasdaq requested that the Company provide to Nasdaq a proposal for achieving compliance with Rule (c) (2) by December 16, 1998. The Company is currently reviewing options available to it to obtain additional equity or other means to achieve compliance with Rule (c) (2) and intends to submit the requested proposal to Nasdaq on or before December 16, 1998.

               There is no assurance that Nasdaq will determine that the Company is in compliance with Rule (c) (2), that the Company will be in compliance with Rule (c) (2) in the future or that the Company's common stock, $.01 par value per share (the "Common Stock"), will not be delisted from the Nasdaq SmallCap Market (the "SmallCap Market"). If the Common Stock were delisted and excluded from trading on the SmallCap Market, it would adversely affect the prices of such securities and the ability of holders to sell them.

               On November 30, 1998 Don Lyle, a member of the Company's board of directors (the "Board"), delivered a letter to the Chairman of the Board (the "Chairman") resigning from the Board "due to other pressures on [his] time." The resignation was effective upon receipt and acceptance thereof, on behalf of the board, by the Chairman on such date.

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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

               Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (a)   Not applicable.

              (b)   Not applicable.

              (c)   Exhibits. none

ITEM 8.  CHANGE IN FISCAL YEAR

               Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE NATIONAL REGISTRY INC.

Date:  December 3, 1998

                                      By: /s/ JEFFREY P. ANTHONY
                                          -------------------------------------
                                          Jeffrey P. Anthony
                                          President and Chief Executive Officer

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